UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2019
CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-54970	90-0885534
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 11, 2019, Ms. ToniAnn Sanzone was appointed as the Chief Financial Officer of Corporate Property Associates 18 – Global Incorporated (the “Company”), succeeding Ms. Mallika Sinha, who resigned from that position, effective as of that same date. Ms. Sanzone currently serves as the Chief Financial Officer of W. P. Carey Inc., the ultimate parent company of the Company’s advisor (“W. P. Carey”).

Ms. Sanzone, age 42, served as Chief Financial Officer of the Company and Corporate Property Associates 17 – Global Incorporated from October 2016 to March 2017, having previously served as Chief Accounting Officer of each since August 2015. In addition, Ms. Sanzone served as Chief Financial Officer of Carey Watermark Investors Incorporated and Carey Watermark Investors 2 Incorporated from October 2016 to March 2017. She was appointed Chief Financial Officer of W. P. Carey in January 2017, having served as Interim Chief Financial Officer since October 2016 and, prior to that, as Chief Accounting Officer since June 2015. Prior to joining W. P. Carey as Controller in April 2013, Ms. Sanzone worked from 2006 to 2013 at iStar Inc., a publicly-traded REIT, where she served in various capacities, including as Corporate Controller. From 2004 to 2006, Ms. Sanzone served in various accounting and financial reporting roles at Bed Bath and Beyond, Inc., a publicly traded company. Ms. Sanzone also held various positions in the assurance and advisory services practice of Deloitte LLP from 1998 to 2004. Ms. Sanzone is a Certified Public Accountant licensed in the state of New York. She graduated magna cum laude with a B.S. in Accounting from Long Island University, C.W. Post (now LIU Post).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Corporate Property Associates 18 – Global Incorporated

Date:	December 13, 2019	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary